UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2004

MOSSIMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14208	33-0684524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2016 Broadway, Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 460-0040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2                               —            Financial Information

Item 2.02                Results of Operations and Financial Condition

                On November 11, 2004, Mossimo, Inc. issued a press release for the Fiscal Quarter Ended September 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9          —            Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

                (c)           Exhibits

                                99.1         Press Release dated November 11, 2004 for the Fiscal Year Ended September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                MOSSIMO, INC.

DATED: November 11, 2004
	By:	/s/ Edwin Lewis
Edwin Lewis
President, Co-Chief Executive Officer
and Acting Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated November 11, 2004 for the Fiscal Quarter Ended September 30, 2004